702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

RYDEX DYNAMIC FUNDS

Supplement dated December 16, 2024 to the currently effective Statutory Prospectuses, Summary Prospectuses (collectively, the “Prospectuses”) and Statement of Additional Information.

This supplement provides new and additional information beyond that contained in the Prospectuses and SAI and should be read in conjunction with the Prospectuses and SAI.

At a meeting held on November 20-21, 2024, the Board of Trustees of Rydex Dynamic Funds (the “Trust”) approved a reverse share split of the issued and outstanding shares of the following series of the Trust (each, a “Fund” and collectively, the “Funds”), pursuant to which shareholders will receive one share in exchange for the number of shares of each Fund they currently own, as follows:

Fund	Split Ratio (New to Old Shares)
Inverse Dow 2x Strategy Fund	1:5
Inverse S&P 500® 2x Strategy Fund	1:5
Inverse NASDAQ-100® 2x Strategy Fund	1:10
Inverse Russell 2000® 2x Strategy Fund	1:20

The reverse share split for the Funds is scheduled to occur after the close of markets on or after February 21, 2025, with shares being offered on a split-adjusted basis on or after February 24, 2025.

As a result of the reverse share split, a multiple of shares owned of each Fund, as specified in the above chart (i.e., five, ten or twenty), will be exchanged for one share. Accordingly, the reverse share split will have the effect of reducing the number of each Fund’s issued and outstanding shares and proportionately increasing the net asset value (“NAV”) per share of each Fund. The market value of each Fund’s issued and outstanding shares will remain the same. The reverse share split provides shareholders of each Fund with fewer shares of the Fund, but the value of a shareholders’ investment in the Fund will not change as a result of the reverse share split. In addition, the reverse share split will not affect any shareholder’s rights, preferences or privileges associated with each Fund’s issued and outstanding shares. The tables below illustrate the effect of a hypothetical one for five reverse share split, one for ten reverse share split, and one for twenty reverse share split on a shareholder’s investment:

Hypothetical One for Five Reverse Share Split (1:5 or 1-for-5)

Period	# of Shares Owned	Hypothetical NAV	Total Market Value (Based on Hypothetical NAV)
Pre-Reverse Share Split	50	$5.00	$250.00
Post-Reverse Share Split	10	$25.00	$250.00

Hypothetical One for Ten Reverse Share Split (1:10 or 1-for-10)

Period	# of Shares Owned	Hypothetical NAV	Total Market Value (Based on Hypothetical NAV)
Pre-Reverse Share Split	100	$5.00	$500.00
Post-Reverse Share Split	10	$50.00	$500.00

Hypothetical One for Twenty Reverse Share Split (1:20 or 1-for-20)

Period	# of Shares Owned	Hypothetical NAV	Total Market Value (Based on Hypothetical NAV)
Pre-Reverse Share Split	200	$5.00	$1,000.00
Post-Reverse Share Split	10	$100.00	$1,000.00

Please retain this supplement for future reference.

SUPP-RDF-1224x0825